State Street Institutional Investment Trust

State Street Target Retirement 2015 Fund

State Street Target Retirement 2020 Fund

State Street Target Retirement 2025 Fund

State Street Target Retirement 2030 Fund

State Street Target Retirement 2035 Fund

State Street Target Retirement 2040 Fund

State Street Target Retirement 2045 Fund

State Street Target Retirement 2050 Fund

State Street Target Retirement 2055 Fund

State Street Target Retirement 2060 Fund

State Street Target Retirement Fund

(each a “Fund”, collectively the “Funds”)

Supplement dated January 25, 2018 to the Prospectus

dated May 1, 2017, as supplemented

Effective immediately, the Prospectus is revised as follows:

1)	The sub-sections entitled “Investment Adviser” in each Fund Summary on pages 9, 19, 29, 39, 49, 59, 69, 79, 89, 99 and 108 of the Prospectus are each deleted in their entirety and replaced in each instance with the following:

INVESTMENT ADVISER

SSGA FM serves as the investment adviser to the Fund

The professionals primarily responsible for the day-to-day management of the Fund are Charles McGinn and Michael Narkiewicz. Mr. McGinn has served as a portfolio manager of the Fund since inception in 2014 and Mr. Narkiewicz served as a portfolio manager of the Fund since 2018.

Charles McGinn is a Vice President of the Adviser and a Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 1998.

Michael Narkiewicz is a Principal of the Adviser and a Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2013.

2)	The sub-section entitled “Portfolio Management” within the section entitled “Management and Organization” beginning on page 124 of the Prospectus is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSGA. Each portfolio management team is overseen by the SSGA Investment Committee.

Key professionals involved in the day-to-day portfolio management of the Funds include the following:

Charles McGinn is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Investment Solutions Group (ISG), where he manages a variety of portfolios. As a member of the Exposure Management Team within ISG, he is responsible for the oversight of over $20 billion worth of client assets with exposure to equities and fixed income invested globally. As a result, Mr. McGinn has extensive experience in trading derivatives. In addition to managing several of the group’s separate accounts, he is part of the team responsible for managing the Target Retirement series of portfolios as well as being the lead portfolio manager of the group’s Country Selection strategy. As the lead portfolio manager of the Country Selection strategy, Mr. McGinn is responsible for recommending all of the investment calls. He is also an active participant in making tactical calls in all of the portfolios where ISG has been given discretion. In addition, Mr. McGinn is responsible for the management of the SEI Dynamic Asset Allocation Funds registered in the United Sates and the United Kingdom. Prior to his current role, Mr. McGinn was an operations analyst at SSGA, where he specialized in developed and emerging market equity funds. He has been working in the investment management field since 1988. Mr. McGinn is a graduate of Salem State College, where he earned a Bachelor of Science in Business Administration.

Michael Narkiewicz is a Principal of SSGA and the Adviser and a Portfolio Manager in the Investment Solutions Group (ISG), where he is responsible for implementing customized investment approaches, including strategic and tactical multi-asset class solutions, for institutional clients. Prior to his current role, Mr. Narkiewicz was a portfolio specialist within the Global Product and Marketing Group. In that role, he focused on supporting passive equity products as a subject matter expert and a liaison between the portfolio management team and the client-facing functions at SSGA. His responsibilities included investment research and analysis as well as product positioning and messaging across multiple investment strategies. Before joining SSGA, Mr. Narkiewicz was a senior portfolio analyst at Shepherd Kaplan and an equity trader at Congress Asset Management. He holds a Bachelor of Science degree in Finance from Bentley University and a Master of Business Administration with a concentration in Finance from the D’Amore-McKim School of Business at Northeastern University.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of the Funds is available in the SAI.

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SSITTDSUPPA1

State Street Institutional Investment Trust

State Street Target Retirement 2015 Fund

State Street Target Retirement 2020 Fund

State Street Target Retirement 2025 Fund

State Street Target Retirement 2030 Fund

State Street Target Retirement 2035 Fund

State Street Target Retirement 2040 Fund

State Street Target Retirement 2045 Fund

State Street Target Retirement 2050 Fund

State Street Target Retirement 2055 Fund

State Street Target Retirement 2060 Fund

State Street Target Retirement Fund

(each a “Fund”, collectively the “Funds”)

Supplement dated January 25, 2018 to the

Statement of Additional Information (“SAI”)

dated May 1, 2017, as supplemented

Effective immediately, the SAI is revised as follows:

•	In the section entitled “Portfolio Managers” beginning on page 83 of the SAI, the information regarding Lisa Khatri is deleted in its entirety, and the following is added to and supplements the information in the table regarding the number and types of accounts managed by the portfolio managers of the Funds and the assets under management in those accounts:

Portfolio Manager	Portfolio	Registered Investment Companies Accounts	Assets Managed ($ billions)	Other Pooled Investment Vehicles Accounts	Assets Managed ($ billions)	Other Accounts	Assets Managed ($ billions)	Total Assets Managed ($ billions)
Michael Narkiewicz†	Target Retirement Funds	39	$14.93	151	$43.39	234††	$40.98††	$99.30

†	Information for Mr. Narkiewicz is provided as of September 30, 2017.
††	Includes 5 accounts (totaling $0.44 billion in assets under management) with performance-based fees.

As of September 30, 2017, Mr. Narkiewicz did not beneficially own any shares of the Funds.

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SSITSAI2018